Exhibit 99.1 (a)

On June 3, 2008, LAL Family Partners L.P. ("LAL FP") sold 10,250 shares of Class A Common Stock at an average sale price of $47.0396. The information regarding the shares sold that day at each price per share appears in the two columns below:

200	$46.87
100	$46.88
100	$46.89
400	$46.90
200	$46.91
400	$46.93
300	$46.94
300	$46.95
900	$46.96
500	$46.97
600	$46.98
300	$46.99
500	$47.00
250	$47.01
200	$47.02
200	$47.04
200	$47.05
100	$47.06
200	$47.07
400	$47.08
400	$47.09
700	$47.10
700	$47.11
200	$47.12
300	$47.13
100	$47.14
200	$47.15
100	$47.16
200	$47.17
300	$47.18
100	$47.20
200	$47.22
100	$47.23
100	$47.24
100	$47.28
100	$47.30

On June 4, 2008, LAL FP sold 10,250 shares of Class A Common Stock at an average sale price of $47.0364. The information regarding the shares sold that day at each price per share appears in the two columns below:

100	$46.65
100	$46.68
300	$46.80
400	$46.83
100	$46.84
400	$46.85
100	$46.86
100	$46.87
100	$46.88
200	$46.89
300	$46.90
300	$46.91
100	$46.92
400	$46.93
200	$46.94
200	$46.96
100	$46.97
200	$46.99
300	$47.00
100	$47.01
200	$47.02
100	$47.03
100	$47.04
250	$47.06
400	$47.08
600	$47.09
400	$47.10
300	$47.11
200	$47.12
600	$47.13
600	$47.14
300	$47.15
200	$47.16
300	$47.17
500	$47.18
300	$47.19
100	$47.20
200	$47.21
300	$47.22
200	$47.24

Exhibit 99.1 (b)

On June 3, 2008, Leonard A. Lauder ("LAL") sold 50,000 shares of Class A Common Stock at an average sale price of $47.0463.
The information regarding the shares sold that day at each price per share appears in the two columns below:

  100	$46.78
  100	$46.83
  100	$46.87
  400	$46.88
  600	$46.89
  600	$46.90
  600	$46.91
  800	$46.92
1,600	$46.93
1,200	$46.94
1,700	$46.95
3,100	$46.96
2,900	$46.97
2,700	$46.98
2,900	$46.99
3,200	$47.00
1,000	$47.01
  900	$47.02
  800	$47.03
  700	$47.04
  800	$47.05
  800	$47.06
  600	$47.07
1,700	$47.08
2,800	$47.09
3,500	$47.10
2,600	$47.11
1,900	$47.12
  900	$47.13
1,200	$47.14
1,600	$47.15
  700	$47.16
  900	$47.17
  800	$47.18
  200	$47.19
  300	$47.20
  200	$47.21
  200	$47.22
  600	$47.23
  100	$47.24
  200	$47.25
  100	$47.26
  200	$47.27
  100	$47.28
  200	$47.29
  200	$47.30
  200	$47.31
  100	$47.32
  300	$47.37

On June 4, 2008, LAL sold 50,000 shares of Class A Common
Stock at an average sale price of $47.0342. The information regarding the shares sold that day at each price per share appears in the two columns below:

  100	$46.63
  100	$46.64
  100	$46.65
  100	$46.68
  200	$46.70
  100	$46.75
  100	$46.76
  100	$46.77
  400	$46.78
  200	$46.79
  500	$46.80
  700	$46.81
  700	$46.82
1,300	$46.83
1,000	$46.84
1,000	$46.85
  400	$46.86
  500	$46.87
  400	$46.88
1,300	$46.89
1,500	$46.90
1,300	$46.91
1,100	$46.92
1,000	$46.93
  800	$46.94
  800	$46.95
1,100	$46.96
  400	$46.97
  800	$46.98
  900	$46.99
  900	$47.00
  300	$47.01
  900	$47.02
  600	$47.03
  200	$47.04
  300	$47.05
  600	$47.06
  800	$47.07
1,800	$47.08
2,800	$47.09
2,300	$47.10
1,700	$47.11
1,200	$47.12
2,500	$47.13
3,500	$47.14
1,600	$47.15
1,100	$47.16
1,500	$47.17
1,300	$47.18
1,500	$47.19
1,000	$47.20
  500	$47.21
1,000	$47.22
  200	$47.23
  600	$47.24
  200	$47.25
  100	$47.26

Exhibit 99.1 (c)

After the sales reported in this Form 4, the amounts of Class A Common Stock and Class B Common Stock beneficially owned by LAL Family Partners L.P. include 2,665,302 shares of Class A Common Stock and 42,705,540 shares of Class B Common Stock held directly.

After the sales reported in this Form 4, the amounts of Class A
Common Stock and Class B Common Stock beneficially owned by
LAL Family Corporation include 2,665,302 shares of Class A Common
Stock and 42,705,540 shares of Class B Common Stock held indirectly as the general partner of LAL Family Partners L.P.

After the sales reported in this Form 4, the amounts of Class A Common Stock and Class B Common Stock beneficially owned by LAL include (i) 3,500,669 shares of Class A Common Stock held directly,
(ii) 2,665,302 shares of Class A Common Stock and 42,705,540 shares Of Class B Common Stock held indirectly as the majority stockholder of LAL Family Corporation, which is the sole general partner of LAL Family Partners L.P., (iii) 40,220 shares of Class B Common Stock held individually as a trustee and beneficiary of The Estee Lauder 2002 Trust, and (iv) 390,000 shares of Class A Common Stock indirectly which are held directly by his wife, Evelyn H. Lauder ("EHL"). LAL disclaims beneficial ownership of the shares in clauses (ii) and (iii) to the extent that he does not have a pecuniary interest in such securities and he disclaims beneficial ownership of the shares in clause (iv) owned by his wife.

The amounts of Class A Common Stock and Class B Common Stock beneficially owned by EHL include (i) 390,000 shares of Class A Common Stock held directly, (ii) 3,500,669 shares of Class A Common Stock held directly by her husband, LAL, and (iii) 2,665,302 shares of Class A Common Stock and 42,745,760 shares of Class B Common Stock held indirectly by her husband, LAL. EHL disclaims beneficial ownership of securities owned directly and indirectly by her husband, LAL.